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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 2002

                              ____________________

                            VARCO INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    001-13309               76-0252850
 (State or other jurisdiction      (Commission File         (I.R.S. Employer
      of incorporation)                 Number)           Identification No.)

                       2000 W. Sam Houston Parkway South,
                                   Suite 1700
                              Houston, Texas 77042
             (Address of principal executive offices and zip code)

                                 (281) 953-2200
              (Registrant's telephone number, including area code)

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Item 5.           Other Events.

         On July 2, 2002, Varco International, Inc. (the "Company") entered into a purchase agreement with ICO, Inc. relating to the purchase of substantially all of the oilfield services business of ICO, Inc., a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K. A copy of the Company's press release announcing this transaction is also attached to this Current Report as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits

         Exhibit               Description

         10.1 Purchase Agreement dated July 2, 2002, by and among Varco International, Inc., Varco L.P., and Varco Coating Ltd., as Buyers, and ICO, Inc. ICO Global Services, Inc., ICO Worldwide, Inc., ICO Worldwide Tubular Services Pte Ltd., The Innovation Company, S.A. de C.V. and ICO Worldwide (UK) Ltd, as Sellers.

         99.1                  Press Release dated July 3, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        VARCO INTERNATIONAL, INC.

Date: July 3, 2002

                        By:    /s/ Joseph C. Winkler
                               ---------------------------------------------
                        Name:  Joseph C. Winkler
                        Title: Executive Vice President, Chief Financial Officer
                               and Treasurer

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                                  EXHIBIT INDEX

         Exhibit
         Number                Description

         10.1 Purchase Agreement dated July 2, 2002, by and among Varco International, Inc., Varco L.P., and Varco Coating Ltd., as Buyers, and ICO, Inc., ICO Global Services, Inc., ICO Worldwide, Inc., ICO Worldwide Tubular Services Pte Ltd., The Innovation Company, S.A. de C.V. and ICO Worldwide (UK) Ltd, as Sellers.

         99.1                  Press Release dated July 3, 2002.